Borrowed Funds	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Borrowed Funds	BORROWED FUNDS
The following shows the carrying value of total borrowed funds of $60.3 billion at December 31, 2019 (including adjustments related to purchase accounting, accounting hedges and unamortized original issuance discounts) by remaining contractual maturity:
Table 67: Borrowed Funds

In billions
2020	$27.1
2021	$8.5
2022	$8.0
2023	$2.3
2024	$3.0
2025 and thereafter	$11.4

The following table presents the contractual rates and maturity dates of our FHLB borrowings, senior debt and subordinated debt as of December 31, 2019 and the carrying values as of December 31, 2019 and 2018.
Table 68: FHLB Borrowings, Senior Debt and Subordinated Debt

	Stated Rate	Maturity	Carrying Value
Dollars in millions	2019	2019	2019	2018
Parent Company
Senior debt	2.20%-5.13%	2020-2029	$8,843	$5,063
Subordinated debt	3.90%	2024	777	1,447
Junior subordinated debt	2.48%	2028	205	205
Subtotal			9,825	6,715
Bank
FHLB (a)	zero-6.35%	2020-2030	16,341	21,501
Senior debt	1.38%-3.50%	2020-2043	20,167	19,955
Subordinated debt	2.70%-4.20%	2022-2029	5,152	4,243
Subtotal			41,660	45,699
Total			$51,485	$52,414

(a)	FHLB borrowings are generally collateralized by residential mortgage loans, other mortgage-related loans and investment securities.
In Table 68, the carrying values for Parent Company senior and subordinated debt include basis adjustments of $177 million and $34 million, respectively, whereas Bank senior and subordinated debt include basis adjustments of $167 million and $170 million, respectively, related to fair value accounting hedges as of December 31, 2019.
Certain borrowings are reported at fair value, refer to Note 7 Fair Value for more information on those borrowings.
Junior Subordinated Debentures
PNC Capital Trust C, a wholly-owned finance subsidiary of The PNC Financial Services Group, Inc., owns junior subordinated debentures issued by PNC with a carrying value of $205 million. In June 1998, PNC Capital Trust C issued $200 million of trust preferred securities which bear interest at an annual rate of 3 month LIBOR plus 57 basis points. The trust preferred securities are currently redeemable by PNC Capital Trust C at par. In accordance with GAAP, the financial statements of the Trust are not included in our consolidated financial statements.
The obligations of The PNC Financial Services Group, Inc., as the parent of the Trust, when taken collectively, are the equivalent of a full and unconditional guarantee of the obligations of the Trust under the terms of the trust preferred securities. Such guarantee is subordinate in right of payment in the same manner as other junior subordinated debt. There are certain restrictions on our overall ability to obtain funds from our subsidiaries. For additional disclosure on these funding restrictions, see Note 19 Regulatory Matters.

We are subject to certain restrictions, including restrictions on dividend payments, in connection with the outstanding junior subordinated debentures. Generally, if there is (i) an event of default under the debenture, (ii) we elect to defer interest on the debenture, (iii) we exercise our right to defer payments on the related trust preferred securities, or (iv) there is a default under our guarantee of such payment obligations, subject to certain limited exceptions, we would be unable during the period of such default or deferral to make payments on our debt securities that rank equal or junior to the debentures as well as to make payments on our equity securities, including dividend payments.